UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2007
                               (October 30, 2007)


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                     000-22490                 62-1120025
-----------------------------   ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

            430 Airport Road
         Greeneville, Tennessee                                     37745
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated October 30, 2007, announcing that the Company's Board of Directors has declared a quarterly cash dividend of $0.07 per share of common stock. The dividend is payable to the Company's shareholders of record at the close of business on November 30, 2007, and is expected to be paid on December 14, 2007.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following exhibit is being furnished as part of this Report.

     No.                                  Exhibit
------------    ----------------------------------------------------------------

    99.1        Press Release of Forward Air Corporation dated October 30, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FORWARD AIR CORPORATION


Date: October 30, 2007              By: /s/ Rodney L. Bell
                                        ----------------------------------------
                                        Rodney L. Bell
                                        Senior Vice President, CFO and Treasurer

                                  EXHIBIT INDEX

     No.                                  Exhibit
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    99.1        Press Release of Forward Air Corporation dated October 30, 2007.